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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 24, 1997, on our audits of the consolidated financial statements of Gothic Energy Corporation and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."



                              COOPERS & LYBRAND L.L.P.


Tulsa, Oklahoma
March 11, 1997

                                Exhibit 23.1-1